Inventories	12 Months Ended
Dec. 31, 2019
Inventories [Abstract]
Inventories
Inventories

	At December 31,
	2017	2018	2019
	(in thousands)
Components	$2,964	$4,242	$2,645
Finished goods	5,035	4,502	4,702
Total inventories at cost	$7,999	$8,744	$7,347
Depreciation of components	$30	$—	$2
Depreciation of finished goods	593	501	681
Total depreciation	$623	$501	$683
Components, net	$2,934	$4,242	$2,643
Finished goods, at the lower of cost and net realizable value	4,442	4,001	4,021
Total net inventories	$7,376	$8,243	$6,664

In the year ended December 31, 2017, all the WiMAX inventory, fully depreciated in previous years, was physically scrapped, resulting in a provision reversal of $2,755,000. The Company also depreciated the value of inventory for one LTE product for which units on hand were in excess of the units needed to serve the expected demand for identified customers and projects. This resulted in a provision of $199,000. The Company further depreciated $265,000 in 2017 related to goods damaged during production over the course of the year (recovered from a manufacturing supplier in 2018 in line with the amounts recorded under Prepaid Expenses and Other Receivables as of December 31, 2017).
In the year ended December 31, 2018, the goods damaged and depreciated in 2017 were physically scrapped resulting in a provision reversal of $265,000. The remaining amount of $501,000 in depreciation is related to finished goods that have been damaged or units on hand in excess of the units needed to serve the expected demand for identified customers and projects.
In the year ended December 31, 2019, the amount of $681,000 in depreciation is related to finished goods that have been damaged or units on hand in excess of the units needed to serve the expected demand for identified customers and projects.